Other Current Assets, Other Receivable and Accrued Income	12 Months Ended
Dec. 31, 2025
Current prepayments and current accrued income including current contract assets [abstract]
Other Current Assets, Other Receivable and Accrued Income
11.
OTHER CURRENT ASSETS, OTHER RECEIVABLE AND ACCRUED INCOME

The table below shows the breakdown of the other current assets by category:

	As of December 31, 2025	As of December 31, 2024
Prepaid clinical and technical development expenses	1,590	2,615
Prepaid general and administrative expenses	2,492	2,105
VAT, withholding tax and interest receivables	801	885
Total	4,883	5,605

The decrease in prepaid clinical and technical development expenses as of December 31, 2025 compared to prior year relates primarily to advancements of clinical trials. Specifically, the OCS-01 DIAMOND-1 and DIAMOND-2 trials in DME which started in December 2023 and February 2024, respectively, with enrollments completed in April 2025. The increase in prepaid general and administrative expenses is primarily due to capitalized transaction costs associated with the Company’s ATM Offering Program and Amended Loan Agreement.

The table below shows the movement of the accrued income for the years ended December 31, 2025 and 2024:

	2025	2024
Balance as of January 1,	629	876
Accrued income recognized during the period	1,199	686
Payments received during the period	(617)	(952)
Foreign exchange revaluation	(218)	19
Balance as of December 31,	993	629

Accrued income is generated by incentives for research and development offered by the Icelandic government in the form of tax credits for innovation companies. These tax credits are either used to reduce the company’s income tax liability or, if the credits exceed the tax due, they are paid out in cash. The tax credit is subject to companies having a research project approved as eligible for tax credit by the Icelandic Centre for Research (Rannís).